UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2013

Constant Contact, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33707	04-3285398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 472-8100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Constant Contact, Inc. (the “Company”) is filing this Current Report on Form 8-K to report the following events, each of which occurred on December 3, 2013 and is described in more detail below:

•	the Compensation Committee (the “Compensation Committee”) of the Company’s Board of Directors (the “Board”) approved the 2014 annual base salaries for the Company’s executive officers, including Gail F. Goodman, Harpreet S. Grewal, Joel A. Hughes and Kenneth J. Surdan, who are named executive officers as identified in the Company’s Proxy Statement for the 2013 Annual Meeting of Stockholders;

•	the Compensation Committee adopted the Company’s 2014 Executive Cash Incentive Bonus Plan (the “2014 Bonus Plan”);

•	the Compensation Committee approved new forms of restricted stock unit agreements for grants of performance-based restricted stock units (‘RSUs”) to executive officers under the Constant Contact, Inc. 2011 Stock Incentive Plan (the “2011 Plan”); and

•	the Compensation Committee approved awards of performance-based and time-based RSUs to its executive officers, including Ms. Goodman and Messrs. Grewal, Hughes and Surdan.

Base Salaries of Named Executive Officers

On December 3, 2013, the Compensation Committee approved the 2014 annual base salaries for the Company’s executive officers, including Ms. Goodman and Messrs. Grewal, Hughes and Surdan. The following table sets forth the current 2013 annual base salary and the 2014 annual base salary for each of these individuals:

Name	Title	2013 Annual Base Salary	2014 Annual Base Salary
Gail F. Goodman	Chairman, President and Chief Executive Officer	$450,000	$475,000
Harpreet S. Grewal	Executive Vice President, Chief Financial Officer and Treasurer	$325,000	$340,000
Joel A. Hughes	Senior Vice President, Strategy and Emerging Businesses	$270,000	$280,000
Kenneth J. Surdan	Senior Vice President, Product	$300,000	$310,000

2014 Executive Cash Incentive Bonus Plan

On December 3, 2013, the Compensation Committee adopted the 2014 Bonus Plan for its executive officers, including Ms. Goodman, and Messrs. Grewal, Hughes and Surdan. Target incentive amounts payable under the 2014 Bonus Plan to the Company’s executive officers are calculated as a percentage of the applicable executive officer’s 2014 annual base salary described above.

The table below sets forth for each of Ms. Goodman and Messrs. Grewal, Hughes and Surdan the target bonus percentage under the current 2013 Executive Cash Incentive Bonus Plan, as a percentage of 2013 annual base salary, the target bonus percentage under the 2014 Bonus Plan, as a percentage of 2014 annual base salary, and the actual 2014 target bonus amount:

Name	2013 Target Bonus Percentage (as a percentage of 2013 annual base salary)	2014 Target Bonus Percentage (as a percentage of 2014 annual base salary)	2014 Target Bonus
Gail F. Goodman	100%	100%	$475,000
Harpreet S. Grewal	67%	75%	$255,000
Joel A. Hughes	50%	65%	$182,000
Kenneth J. Surdan	45%	60%	$186,000

Under the 2014 Bonus Plan, the Company’s executive officers, with the exception of Ms. Goodman, are eligible to receive cash incentive bonus payments based on the achievement of (i) quarterly corporate financial targets and (ii) semiannual department, business unit or personal performance objectives, with 65% of the target cash incentive bonus allocated to the quarterly corporate financial targets and 35% of the target cash incentive bonus allocated to the semiannual department, business unit or personal performance objectives. Ms. Goodman is eligible to receive quarterly cash incentive bonus payments based solely on the achievement of the quarterly corporate financial targets.

Quarterly Corporate Financial Targets

The quarterly corporate financial targets under the 2014 Bonus Plan are based on the following corporate financial metrics: (i) quarterly consolidated revenue growth (“QRG”), and (ii) quarterly adjusted EBITDA margin, which is generally calculated by taking net income calculated in accordance with U.S. generally accepted accounting principles, adding depreciation and amortization and stock based compensation expense, adjusting for taxes and contingent consideration adjustment, if any, and subtracting interest and other income and then dividing by revenue (“Adjusted EBITDA Margin”). Under the 2014 Bonus Plan, in the case of the Company’s executive officers other than Ms. Goodman, the QRG metric is weighted 50% and the Adjusted EBITDA Margin metric is weighted 15%. For Ms. Goodman, the QRG metric is weighted 75% and the Adjusted EBITDA Margin metric is weighted 25%.

The quarterly QRG and Adjusted EBITDA Margin targets are established by the Board as part of the budgeting process and subsequently approved by the Compensation Committee. As of the filing of this Current Report on Form 8-K, the Compensation Committee has not yet approved the quarterly QRG or Adjusted EBITDA Margin targets under the 2014 Bonus Plan because the 2014 budgeting process is not complete.

Bonus payments related to the QRG metric will be based on the following levels of achievement, as a percentage of the quarterly QRG target bonus:

Achievement	Minimum	Baseline Operating Plan	Operating Plan	Maximum
Payout percentage	50%	100%	125%	250%

Bonus payments for achievement between the levels described above will be made on a pro rata basis.

Bonus payments related to the Adjusted EBITDA Margin metric will be based on the following levels of achievement, as a percentage of the quarterly target Adjusted EBITDA Margin bonus:

Achievement	< Target Adjusted EBITDA Margin – 100 Basis Points	Target Adjusted EBITDA Margin – 100 Basis Points	Target Adjusted EBITDA Margin	Target Adjusted EBITDA Margin + 100 Basis Points	> Target Adjusted EBITDA Margin + 100 Basis Points
Payout Percentage	0%	95%	100%	115%	115%

Bonus payments for achievement between the achievement levels of Target Adjusted EBITDA Margin – 100 Basis Points to Target Adjusted EBITDA Margin + 100 Basis Points as described above will be made on a pro rata basis.

Semiannual Department, Business Unit or Personal Performance Objectives

The semiannual department, business unit or personal performance objectives (“MBOs”) for each executive officer, except Ms. Goodman, will be established by Ms. Goodman and reviewed with the Compensation Committee and will be tied to the financial and/or operating performance of the department or business unit in which the executive officer is engaged. The MBOs will be established at the beginning of each of the first and third quarters of 2014. As of the date of the filing of this Current Report on Form 8-K, MBOs for the Company’s executive officers have not been established.

Form of Performance-Based Restricted Stock Unit Agreements

On December 3, 2013, the Compensation Committee approved a new form of performance-based restricted stock unit agreement (revenue based) (the “Revenue RSU Agreement”) and a new form of performance-based restricted stock unit agreement (total shareholder return based) (the “TSR RSU Agreement”) for grants of performance-based RSUs to the Company’s executive officers, including Ms. Goodman and Messrs. Grewal, Hughes and Surdan, under the 2011 Plan. The Revenue RSU Agreement and the TSR RSU Agreement are collectively referred to herein as the “RSU Agreements.”

Under the terms of the Revenue RSU Agreement, the RSUs subject to the agreement (the “Revenue RSUs”) will vest upon the achievement of a performance condition that will be satisfied if the Company achieves a specified compounded annual three-year revenue growth rate (“CAGR”) at December 31, 2016, provided that the executive remains employed through the measurement period. The number of RSUs that will vest upon the achievement of the performance condition will vary based on the achievement of a specified CAGR, from a maximum of 125% of the number of target shares specified in the Revenue RSU Agreement to a threshold of 50% of the number of target shares specified in the Revenue RSU Agreement, with no vesting, absent certain circumstances in a “Change of Control,” if the threshold is not achieved.

Under the terms of the TSR RSU Agreement, the RSUs subject to the agreement (the “TSR RSUs”) will vest upon the achievement of a “Total Shareholder Return” target, as compared to a specified peer group of companies, provided that the executive remains employed through the measurement period. The number of RSUs that will vest upon achievement of the Total Shareholder Return target will vary based on the level of achievement from a maximum of 125% of the target shares specified in the TSR RSU Agreement to a threshold of 50% of the target shares specified in the TSR RSU Agreement, with no vesting, absent certain circumstances in a “Change of Control,” if the threshold requirement is not achieved.

Under the RSU Agreements, the Company will issue to the executive officer, within three business days following a vesting date, one share of the Company’s common stock for each RSU that vested on such vesting date. In addition, the RSU Agreements provide that shares of common stock underlying the RSUs will be retained by the Company in satisfaction of tax withholding obligations associated with the vesting of such RSUs.

The foregoing summary of the RSU Agreements does not purport to be complete and is qualified in its entirety by reference to the forms of RSU Agreements, which the Company intends to file as exhibits to its Annual Report on Form 10-K for the year ending December 31, 2013.

Grants of Time-Based and Performance-Based Restricted Stock Units

On December 3, 2013, the Compensation Committee approved the following grants of time-based RSUs, Revenue RSUs and TSR RSUs to Ms. Goodman and Messrs Grewal, Hughes and Surdan:

Name	Time-Based RSUs	Revenue RSUs		TSR RSUs
		(Target Shares)	(Maximum Potential Shares)	(Target Shares)	(Maximum Potential Shares)
Gail F. Goodman	30,716	26,877	33,596	13,725	17,156
Harpreet S. Grewal	15,358	13,438	16,798	6,862	8,578
Joel A. Hughes	12,286	10,751	13,438	5,490	6,862
Kenneth J. Surdan	14,590	12,766	15,958	6,519	8,149

Item 8.01.	Other Events.

On November 5, 2013, while it was permissible under the applicable securities laws for executive officers of the Company to purchase and sell securities of the Company, the following executive officer entered into a binding trading plan (the “10b5-1 Plan”):

Name	Title	Maximum number of shares of common stock that may be sold under 10b5-1 Plan	Time period during which sales may occur under 10b5-1 Plan
Robert P. Nault	Vice President, General Counsel and Secretary	8,000	2/5/14 – 12/31/14

Pursuant to the 10b5-1 Plan, certain shares of the Company’s common stock held by Mr. Nault will be sold on a periodic basis without further direction from him in accordance with the terms and conditions set forth in the 10b5-1 Plan, which includes minimum sale price thresholds. Under the Company’s insider trading policy, trades will not occur under the 10b5-1 Plan until at least 90 days after the execution date of the 10b5-1 Plan. The 10b5-1 Plan is designed to comply with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, and the Company’s insider trading policy. Transactions made pursuant to the 10b5-1 Plan will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission. Except as may be required by law, the Company does not undertake to report on specific Rule 10b5-1 plans of the Company’s officers or directors, nor to report modifications or terminations of such plans.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTANT CONTACT, INC.

Date: December 5, 2013	By:	/s/ Robert P. Nault
Robert P. Nault
Vice President and General Counsel